Exhibit 99.1

Investor Contact:                         Media Contact:
Lindsey Opsahl                        Leslie Wojcik
SEI                                    SEI
+1 610-676-4052                        +1 610-676-4191
lopsahl@seic.com                        lwojcik@seic.com
Pages:        8

FOR IMMEDIATE RELEASE
SEI Reports Third-Quarter 2021 Financial Results
OAKS, Pa., Oct. 20, 2021 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the third-quarter 2021. Diluted earnings per share were $0.97 in third-quarter 2021 compared to $0.75 in third-quarter 2020.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2021	2020	%	2021	2020	%

Revenues	$485,322	$424,927	14%	$1,416,659	$1,240,335	14%
Net income	138,045	111,096	24%	401,293	321,404	25%
Diluted earnings per share	$0.97	$0.75	29%	$2.79	$2.14	30%
“Our results reflect positive markets entering the third-quarter, continued sales momentum and delivery across our business segments. As the financial services industry continues to experience unrelenting change, we continue to make strategic investments in our business, our solutions and workforce to drive growth,” said Alfred P. West, Jr., SEI Chairman and CEO.

“Our talented workforce is the key to our ability to serve our clients globally and create opportunities for our future. As we look forward, we will continue to capitalize on market opportunities to deliver long-term value to our shareholders, employees, clients and communities.”

Summary of Third-Quarter Results by Business Segment

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
(In thousands)
	2021	2020	%	2021	2020	%
Private Banks:
Revenues	$123,018	$114,792	7%	$364,302	$335,739	9%
Expenses	116,679	113,066	3%	345,057	331,442	4%
Operating Profit	6,339	1,726	NM	19,245	4,297	348%
Operating Margin	5%	2%		5%	1%

Investment Advisors:
Revenues	124,768	103,189	21%	357,458	299,218	19%
Expenses	62,107	51,519	21%	176,267	154,100	14%
Operating Profit	62,661	51,670	21%	181,191	145,118	25%
Operating Margin	50%	50%		51%	48%

Institutional Investors:
Revenues	85,759	79,583	8%	255,957	235,309	9%
Expenses	41,643	37,812	10%	122,696	113,016	9%
Operating Profit	44,116	41,771	6%	133,261	122,293	9%
Operating Margin	51%	52%		52%	52%

Investment Managers:
Revenues	147,412	123,846	19%	426,639	359,815	19%
Expenses	89,594	79,838	12%	257,609	228,795	13%
Operating Profit	57,818	44,008	31%	169,030	131,020	29%
Operating Margin	39%	36%		40%	36%

Investments in New Businesses:
Revenues	4,365	3,517	24%	12,303	10,254	20%
Expenses	12,820	13,315	(4)%	39,855	37,691	6%
Operating Loss	(8,455)	(9,798)	NM	(27,552)	(27,437)	NM

Totals:
Revenues	$485,322	$424,927	14%	$1,416,659	$1,240,335	14%
Expenses	322,843	295,550	9%	941,484	865,044	9%
Corporate Overhead Expenses	21,354	18,040	18%	65,192	53,414	22%
Income from Operations	$141,125	$111,337	27%	$409,983	$321,877	27%

Third-Quarter Business Highlights:
•Revenues from Asset management, administration, and distribution fees increased from higher assets under management and administration due to market appreciation and positive cash flows from new and existing clients.
•Average assets under administration increased $116.9 billion, or 16%, to $855.7 billion in the third-quarter 2021, as compared to $738.8 billion during the third-quarter 2020 (see attached Average Asset Balances schedules for further details).
•Average assets under management, excluding LSV, increased $53.9 billion, or 22%, to $300.0 billion in the third-quarter 2021, as compared to $246.1 billion during the third-quarter 2020 primarily due to market appreciation (see attached Average Asset Balances schedules for further details).
•Net sales events in the Private Banks and Investment Managers segments during third-quarter 2021 were $19.4 million and are expected to generate net annualized recurring revenues of approximately $15.1 million when contract values are completely realized.
•Net sales events in asset management-related businesses of the Investment Advisors and Institutional Investors segments and the Asset Management Distribution (AMD) business in the Private Banks segment during third-quarter 2021 were $6.9 million.
•The increase in operational expenses was primarily due to increased direct costs related to increased revenues, as well as increased personnel costs due to business growth and competitive labor markets.
•Earnings from LSV increased by $6.7 million, or 24%, to $35.0 million in third-quarter 2021, as compared to $28.3 million in third-quarter 2020. The increase in earnings was primarily due to higher assets under management from market appreciation. Negative cash flows from existing clients and client losses partially offset the increase in earnings from LSV.
•Stock-based compensation expense in third-quarter 2021 increased $4.9 million as compared to third-quarter 2020 due to equity awards in late 2020 and from a change in estimate of the timing of when stock-option vesting targets would be achieved.
•We capitalized $7.2 million of software development costs in third-quarter 2021 for continued enhancements to the SEI Wealth PlatformSM. Amortization expense related to SWP was $12.0 million in third-quarter 2021.
•Effective tax rates were 21.7% in third-quarter 2021 and 21.4% in third-quarter 2020.
•We repurchased 2.0 million shares of our common stock for $119.9 million during the third-quarter 2021.
•Cash flow from operations was $158.9 million, or $1.12 per share, and free cash flow was $144.6 million during the third-quarter 2021.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern time on Oct. 20, 2021. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 866-207-1041; (International) 402-970-0847; Access Code: 4538998.

About SEI
After 50 years in business, SEI (NASDAQ:SEIC) remains a leading global provider of investment processing, investment management, and investment operations solutions designed to help corporations, financial institutions, financial advisors, and ultra-high-net-worth families create and manage wealth. As of Sept. 30, 2021, through its subsidiaries and partnerships in which the company has a significant interest, SEI manages, advises or administers approximately $1.3 trillion in hedge, private equity, mutual fund and pooled or separately managed assets, including approximately $392 billion in assets under management and $866 billion in client assets under administration. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•revenue that we believe will be generated by sales events that occurred during the quarter and the timing of such realization,
•whether we will have sales momentum,
•whether we will invest in our business, solutions, or workforce,
•our strategic priorities and commitments and the degree to which we will execute on them, and
•the degree to which we are able to capitalize on market opportunities and deliver long-term value to our shareholders, employees, clients and communities.
We anticipate that we may deliver forward-looking statements during today’s earnings call that include our current expectations as to:
•our ability to capture the opportunities inherent in significant change,
•the timing and success of client migrations, implementations and conversions,
•our ability to expand our relationships and revenue opportunities with new and existing clients,
•whether we will be able to take advantage of increasing sales demand,
•the timing of and our ability to integrate acquisition targets and the benefits we will receive from any of our acquisitions,
•the degree to which M&A activity in the industries in which we compete will affect our sales,
•the degree to which our technology is being adopted across both our existing client base and new clients,
•our ability to leverage our technologies and scale our businesses,
•the degree to which one-time and transaction-based revenues during the quarter will be repeated,
•revenue that we believe will be generated by sales events that occurred during the quarter or when our unfunded backlog may fund, if at all,
•the strategic initiatives and business segments that we will pursue and those in which we will invest,
•the degree to which our One SEISM strategy will allow us to increase our growth opportunities,
•the competition for and cost of talent and the effect of these factors on our business,
•the amount of recurring sales we will generate,
•the strength of our pipelines and demand for our products and services,
•the degree to which the global COVID-19 pandemic is affecting our business,
•the momentum we may have with respect to our businesses,
•the elements of our long-term success,
•the degree to which our business will be successful and what parties will be beneficiaries of any such success,
•the headwinds we will face and our strategies for how we may respond to these headwinds,
•how we will manage our expenses and the degree to which our forecasted expenses will decline, increase or normalize,
•when we integrate purchased assets into the SEI Wealth Platform and the timing of our ability to offer additional services to clients,
•the organic and inorganic opportunities that will drive our growth, and
•the success and benefits of our strategic investments.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2020, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2021	2020	2021	2020

Asset management, admin. and distribution fees	$393,296	$339,609	$1,143,451	$992,039
Information processing and software servicing fees	92,026	85,318	273,208	248,296

Total revenues	485,322	424,927	1,416,659	1,240,335

Subadvisory, distribution and other asset mgmt. costs	55,619	45,126	161,610	134,645
Software royalties and other information processing costs	7,348	6,992	20,561	21,828
Compensation, benefits and other personnel	150,188	134,795	429,188	391,607
Stock-based compensation	11,318	6,467	31,173	20,458
Consulting, outsourcing and professional fees	55,868	57,949	165,657	168,350
Data processing and computer related	26,650	24,437	79,746	71,647
Facilities, supplies and other costs	14,124	16,679	49,851	47,448
Amortization	14,674	13,200	43,749	39,417
Depreciation	8,408	7,945	25,141	23,058

Total expenses	344,197	313,590	1,006,676	918,458

Income from operations	141,125	111,337	409,983	321,877

Net (loss) gain on investments	(575)	776	134	(1,310)
Interest and dividend income	892	1,009	2,715	5,582
Interest expense	(101)	(153)	(354)	(456)
Equity in earnings of unconsolidated affiliate	35,005	28,305	103,420	86,488

Income before income taxes	176,346	141,274	515,898	412,181

Income taxes	38,301	30,178	114,605	90,777

Net income	$138,045	$111,096	$401,293	$321,404

Basic earnings per common share	$0.98	$0.76	$2.83	$2.18

Shares used to calculate basic earnings per share	140,507	145,812	141,928	147,586

Diluted earnings per common share	$0.97	$0.75	$2.79	$2.14

Shares used to calculate diluted earnings per share	142,426	147,907	143,981	149,958

Dividends declared per common share	$—	$—	$0.37	$0.35

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30,	December 31,
	2021	2020
Assets
Current Assets:
Cash and cash equivalents	$793,883	$784,626
Restricted cash	351	3,101
Receivables from investment products	59,808	55,271
Receivables, net of allowance for doubtful accounts of $2,669 and $1,100	442,187	385,219
Securities owned	31,770	34,064
Other current assets	42,615	38,696
Total Current Assets	1,370,614	1,300,977

Property and Equipment, net of accumulated depreciation of $400,679 and $378,639	183,802	189,052
Operating Lease Right-of-Use Assets	35,145	38,397
Capitalized Software, net of accumulated amortization of $531,923 and $491,739	250,280	270,977
Available for Sale and Equity Securities	140,079	105,419
Investments in Affiliated Funds, at fair value	6,893	6,166
Investment in Unconsolidated Affiliate	39,872	98,433
Goodwill	64,489	64,489
Intangible Assets, net of accumulated amortization of $15,768 and $12,456	31,992	24,304
Deferred Contract Costs	34,263	33,781
Deferred Income Taxes	2,148	2,972
Other Assets, net	32,224	32,289
Total Assets	$2,191,801	$2,167,256

Liabilities and Equity
Current Liabilities:
Accounts payable	$10,772	$7,766
Accrued liabilities	231,043	299,845
Current portion of long-term operating lease liabilities	10,412	8,579
Deferred revenue	1,235	1,085
Total Current Liabilities	253,462	317,275

Long-term Income Taxes Payable	803	803
Deferred Income Taxes	47,434	55,159
Long-term Operating Lease Liabilities	29,857	34,058
Other Long-term Liabilities	22,157	20,054
Total Liabilities	353,713	427,349

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 139,305 and 143,396 shares issued and outstanding	1,393	1,434
Capital in excess of par value	1,228,085	1,190,001
Retained earnings	629,153	565,270
Accumulated other comprehensive loss, net	(20,543)	(16,798)
Total Shareholders' Equity	1,838,088	1,739,907
Total Liabilities and Shareholders' Equity	$2,191,801	$2,167,256

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Sept. 30,	Dec. 31	Mar. 31,	Jun. 30,	Sept. 30,
	2020	2020	2021	2021	2021
Private Banks:
Equity and fixed-income programs	$23,499	$25,498	$25,098	$26,264	$25,618
Collective trust fund programs	6	6	7	7	6
Liquidity funds	3,718	3,778	3,793	3,654	3,988
Total assets under management	$27,223	$29,282	$28,898	$29,925	$29,612
Client assets under administration	24,174	26,346	4,379	4,412	4,675
Total assets	$51,397	$55,628	$33,277	$34,337	$34,287

Investment Advisors:
Equity and fixed-income programs	$65,581	$71,247	$73,818	$78,052	$78,560
Collective trust fund programs	3	1	1	1	—
Liquidity funds	3,866	3,832	3,584	3,550	3,477
Total Platform assets under management	$69,450	$75,080	$77,403	$81,603	$82,037
Platform-only assets (E)	10,506	11,862	12,538	13,566	13,728
Total Platform assets (E)	$79,956	$86,942	$89,941	$95,169	$95,765

Institutional Investors:
Equity and fixed-income programs	$83,846	$90,869	$92,040	$93,010	$89,441
Collective trust fund programs	101	98	95	5	5
Liquidity funds	2,096	2,128	2,909	2,516	2,599
Total assets under management	$86,043	$93,095	$95,044	$95,531	$92,045
Client assets under advisement	3,618	4,063	4,333	4,566	4,698
Total assets	$89,661	$97,158	$99,377	$100,097	$96,743

Investment Managers:
Collective trust fund programs	63,277	75,214	78,304	87,012	87,488
Liquidity funds	389	424	449	473	568
Total assets under management	$63,666	$75,638	$78,753	$87,485	$88,056
Client assets under administration (A)	730,369	760,397	831,819	875,942	861,605
Total assets	$794,035	$836,035	$910,572	$963,427	$949,661

Investments in New Businesses:
Equity and fixed-income programs	$1,572	$1,711	$1,777	$1,924	$1,964
Liquidity funds	169	162	289	191	202
Total assets under management	$1,741	$1,873	$2,066	$2,115	$2,166
Client assets under advisement	1,179	1,299	1,355	1,422	1,378
Total assets	$2,920	$3,172	$3,421	$3,537	$3,544

LSV Asset Management:
Equity and fixed-income programs (B)	$82,051	$93,692	$101,565	$102,404	$97,604

Total:
Equity and fixed-income programs (C)	$256,549	$283,017	$294,298	$301,654	$293,187
Collective trust fund programs	63,387	75,319	78,407	87,025	87,499
Liquidity funds	10,238	10,324	11,024	10,384	10,834
Total assets under management	$330,174	$368,660	$383,729	$399,063	$391,520
Client assets under advisement	4,797	5,362	5,688	5,988	6,076
Client assets under administration (D)	754,543	786,743	836,198	880,354	866,280
Platform-only assets	10,506	11,862	12,538	13,566	13,728
Total assets	$1,100,020	$1,172,627	$1,238,153	$1,298,971	$1,277,604
(A)Client assets under administration in the Investment Managers segment include $12.3 billion of assets that are at fee levels below our normal full-service assets (as of September 30, 2021).
(B)Equity and fixed-income programs include $2.3 billion of assets managed by LSV in which fees are based on performance only (as of September 30, 2021).
(C)Equity and fixed-income programs include $7.8 billion of assets invested in various asset allocation funds at September 30, 2021.
(D)In addition to the numbers presented, SEI also administers an additional $13.7 billion in Funds of Funds assets (as of
September 30, 2021) on which SEI does not earn an administration fee.
(E)    Platform assets under management and Platform-only assets combined are total Platform assets in the Investment Advisors segment.

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.
	2020	2020	2021	2021	2021
Private Banks:
Equity and fixed-income programs	$23,740	$24,284	$25,139	$26,056	$26,232
Collective trust fund programs	7	6	6	7	6
Liquidity funds	3,948	3,712	3,876	3,833	3,916
Total assets under management	$27,695	$28,002	$29,021	$29,896	$30,154
Client assets under administration	25,295	25,368	4,317	4,405	4,476
Total assets	$52,990	$53,370	$33,338	$34,301	$34,630

Investment Advisors:
Equity and fixed-income programs	$64,479	$68,396	$73,239	$76,839	$79,602
Collective trust fund programs	3	2	1	1	—
Liquidity funds	4,569	3,788	3,619	3,370	3,403
Total Platform assets under management	$69,051	$72,186	$76,859	$80,210	$83,005
Platform-only assets (E)	10,501	11,214	12,206	13,292	13,863
Total Platform assets (E)	$79,552	$83,400	$89,065	$93,502	$96,868

Institutional Investors:
Equity and fixed-income programs	$82,830	$86,277	$91,349	$93,458	$91,965
Collective trust fund programs	102	102	96	68	5
Liquidity funds	2,120	2,271	2,621	2,681	2,742
Total assets under management	$85,052	$88,650	$94,066	$96,207	$94,712
Client assets under advisement	3,565	3,746	4,146	4,516	4,658
Total assets	$88,617	$92,396	$98,212	$100,723	$99,370

Investment Managers:
Collective trust fund programs	62,028	69,349	78,035	84,553	89,441
Liquidity funds	565	411	490	469	532
Total assets under management	$62,593	$69,760	$78,525	$85,022	$89,973
Client assets under administration (A)	713,528	754,350	817,330	853,810	851,183
Total assets	$776,121	$824,110	$895,855	$938,832	$941,156

Investments in New Businesses:
Equity and fixed-income programs	$1,560	$1,634	$1,743	$1,870	$1,958
Liquidity funds	180	165	169	236	205
Total assets under management	$1,740	$1,799	$1,912	$2,106	$2,163
Client assets under advisement	1,206	1,218	1,327	1,406	1,423
Total assets	$2,946	$3,017	$3,239	$3,512	$3,586

LSV Asset Management:
Equity and fixed-income programs (B)	$83,536	$88,182	$97,476	$103,583	$99,924

Total:
Equity and fixed-income programs (C)	$256,145	$268,773	$288,946	$301,806	$299,681
Collective trust fund programs	62,140	69,459	78,138	84,629	89,452
Liquidity funds	11,382	10,347	10,775	10,589	10,798
Total assets under management	$329,667	$348,579	$377,859	$397,024	$399,931
Client assets under advisement	4,771	4,964	5,473	5,922	6,081
Client assets under administration (D)	738,823	779,718	821,647	858,215	855,659
Platform-only assets	10,501	11,214	12,206	13,292	13,863
Total assets	$1,083,762	$1,144,475	$1,217,185	$1,274,453	$1,275,534
(A)    Average client assets under administration in the Investment Managers segment during third-quarter 2021 include $12.5 billion that are at fee levels below our normal full-service assets.
(B)    Equity and fixed-income programs include $2.4 billion of average assets managed by LSV in which fees are based on performance only during third-quarter 2021.
(C)    Equity and fixed-income programs include $7.8 billion of average assets invested in various asset allocation funds during third-quarter 2021.
(D)    In addition to the numbers presented, SEI also administers an additional $13.6 billion of average assets in Funds of Funds assets during third-quarter 2021 on which SEI does not earn an administration fee.
(E)    Platform assets under management and Platform-only assets combined are total Platform assets in the Investment Advisors segment.